UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

PARALLAX HEALTH SCIENCES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-52534	46-4733512
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1327 Ocean Avenue, Suite M Santa Monica, CA 90401 (Address of principal executive offices) 310-899-4442 (Registrant’s Telephone Number)
Copy of all Communications to: Lawrence I. Washor Washor & Associates 21800 Oxnard Street, Suite 790 Woodland Hills, CA 91367 (310) 479-2660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Parallax” mean Parallax Health Sciences, Inc., a Nevada corporation, and its subsidiaries, unless otherwise indicated.

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended. These statements relate to future events or future financial performance. In some cases, forward-looking statements can be identified by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise specified, all dollar amounts are expressed in United States dollars.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information required by this Item 1.01 is set forth in Item 2.01 below, which is incorporated herein by reference.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 13, 2015 (the "Closing Date"), pursuant to a resolution of the board of directors, the Company entered into an Agreement to Purchase and Sell One Hundred Percent of the Issued and Outstanding Shares of RoxSan Pharmacy, Inc., a California corporation, ("RoxSan" or the "Pharmacy"), and its Assets and Inventory (the “Purchase Agreement”).  Pursuant to the Purchase Agreement between the Company, RoxSan and its sole shareholder, Shahla Melamed (the “Seller”), in exchange for 100% of RoxSan's common stock, and its assets and inventory, the Company, among other things, issued the Seller a Secured Promissory Note (the "Note") dated August 13, 2015 in the amount of $20.5 million (the "Acquisition").  The Note bears interest at a rate of 6% per annum, and matures in three (3) years, or August 13, 2018 ("Maturity").  Principal and interest payments on the Note will be made to the Seller on a quarterly basis beginning with the three month period ending November 30, 2015, in an amount equal to 1) 75% during the first two (2) years; and 2) 60% during year three (3); of certain of the Pharmacy's earnings defined within the Purchase Agreement as EBITDA.  All remaining principal and/or accrued interest, if any, still owing after three (3) years shall be paid in full to the Seller at Maturity.

As a result of the Acquisition, effective August 13, 2015, RoxSan became a wholly owned subsidiary of the Company. No change in control of the Company occurred as a result of the Acquisition.

The foregoing description of the Acquisition is a summary only and is qualified in its entirety by reference to the complete text of the Purchase Agreement which is filed as Exhibit 2.3 to this Current Report on Form 8-K.

In connection with the Acquisition, on August 13, 2015, the Company and its wholly owned subsidiary, RoxSan, entered into an Employment Agreement (the "Employment Agreement") with Shahla Melamed.  Under the Employment Agreement, Mrs. Melamed will provide exclusive consulting services to the Company in the areas of public relations and marketing for a minimum term of four (4) years and thereafter renewed automatically in one (1) year increments unless terminated by either party.  The Employment Agreement includes annual compensation in the amount of $360,000 ("Base"), with annual increases of ten percent (10%) of Base, and a bonus plan contingent upon the Company's sales performance.  In addition, the Employment Agreement provides for customary employee benefits.

The foregoing description of the Employment Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Employment Agreement which is filed as Exhibit 10.32 to this Current Report on Form 8-K.

ABOUT ROXSAN PHARMACY, INC.

RoxSan Pharmacy, established over 60 years ago, is a compound pharmacy headquartered in Beverly Hills, California, and licensed in over 40 US states. RoxSan provides individualized compounding for pain management, medications for infertility treatments, as well as full-service prescription management.

In 2014, RoxSan had unaudited gross revenues in excess of $40M, and EBITDA of approximately $10M.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the Acquisition, and pursuant to the terms and conditions of the Purchase Agreement, the Company issued 11,459,279 shares of its restricted common stock to the Seller at $0.0001 per share, for cash in the amount of $1,145.92.

The Shares are being issued in reliance upon an exemption from registration afforded by Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF OFFICERS

As a result of the Acquisition, effective August 13, 2015, Shahla Melamed resigned her position as sole officer and director of RoxSan.  Michael Redmond was appointed as President of RoxSan and Calli Bucci was appointed as Secretary of RoxSan, both to act in their capacities until such time as their successors are appointed.

In addition, effective August 13 2015, Mr. Redmond and Ms. Bucci were also appointed as members of the board of directors, with Mr. Redmond serving as Chairman.

ITEM 8.01

OTHER EVENTS

On July 31, 2015, the Company received notice that pharmacy and sterile compounding licenses were issued to the Company by the California State Board of Pharmacy, in connection with Acquisition.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Financial statements of RoxSan Pharmacy, Inc. are not included in this Current Report on Form 8-K. Such financial statements will be filed within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information relative to the Acquisition of RoxSan Pharmacy, Inc. is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

Exhibit Number	Description	Filing Reference
(2)	Plan of Purchase, Sale, Reorganization, Arrangement, Liquidation or Succession
2.3	Agreement to Purchase and Sell 100% of RoxSan Pharmacy, and Its Assets and Inventory dated August 13, 2015	Filed herewith
(10)	Material Contracts
10.32	Employment Agreement between Parallax Health Sciences, Inc., RoxSan Pharmacy, and Shahla Melamed dated August 13, 2015	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLAX HEALTH SCIENCES, INC.

Date: August 18, 2015	/s/ J. Michael Redmond
By: J. Michael Redmond
Its: President and Chief Executive Officer